                                                                    EXHIBIT 99.1

     Student Loan Finance Corporation
     Noteholders' Statement Pursuant to Section 5.23 of the Indenture and
      Section 21 of the Servicing Agreement (Unaudited)

     Education Loans Incorporated - 2004-1 Indenture
     Student Loan Asset-Backed Notes
     Series 2004-1
     Report for the Month Ended March 31, 2004

I.   Noteholder Information
     ----------------------

A.   Identification of Notes
     -----------------------

     Series    Description                                          Cusip #                    Due Date
     ----------------------------------------------------------------------------------------------------------------
     2004-A1   Senior Auction Rate Notes ........................   280907BF2 ...............  December 1, 2036
     2004-A2   Senior Auction Rate Notes ........................   280907BG0 ...............  December 1, 2036
     2004-A3   Senior Auction Rate Notes ........................   280907BH8 ...............  December 1, 2036
     2004-A4   Senior Auction Rate Notes ........................   280907BJ4 ...............  December 1, 2036
     2004-A5   Senior Auction Rate Notes ........................   280907BK1 ...............  December 1, 2036
     2004-B1   Subordinate Auction Rate Notes ...................   280907BL9 ...............  December 1, 2036

B.   Notification of Redemption Call of Notes
     ----------------------------------------

     Series 2004-1:
       None

C.   Principal Outstanding - March, 2004
     -----------------------------------

                                     Principal         Principal        Principal          Principal
                                  Outstanding,          Borrowed         Payments       Outstanding,
     Series                     Start of Month      During Month     During Month       End of Month
     ------------------------------------------------------------------------------------------------
     Series 2004-1:
       2004-A1                  $83,900,000.00             $0.00            $0.00  $   83,900,000.00
       2004-A2                   83,900,000.00             $0.00             0.00  $   83,900,000.00
       2004-A3                   83,900,000.00             $0.00             0.00  $   83,900,000.00
       2004-A4                   83,900,000.00             $0.00             0.00  $   83,900,000.00
       2004-A5                   83,900,000.00             $0.00             0.00  $   83,900,000.00
       2004-B1                   42,500,000.00             $0.00             0.00  $   42,500,000.00
                     --------------------------------------------------------------------------------
       Total                    462,000,000.00              0.00             0.00     462,000,000.00
                     --------------------------------------------------------------------------------

D.   Accrued Interest Outstanding - March, 2004
     ------------------------------------------

                              Accrued Interest          Interest         Interest   Accrued Interest         Interest
                                  Outstanding,           Accrued         Payments       Outstanding,       Rate As Of
     Series                     Start of Month      During Month     During Month       End of Month     End Of Month
     -----------------------------------------------------------------------------------------------------------------
     Series 2004-1:
       2004-A1                      $50,037.03        $79,541.86      $124,451.67     $     5,127.22         1.10000%
       2004-A2                       50,479.83         81,289.78        71,734.50          60,035.11         1.12000%
       2004-A3                       50,479.83         80,823.67        74,391.33          56,912.17         1.11000%
       2004-A4                       50,922.64         81,336.39        93,804.86          38,454.17         1.10000%
       2004-A5                       50,922.64         28,555.00        58,968.75          20,508.89         1.10000%
       2004-B1                       30,281.25        101,468.61       112,565.83          19,184.03         1.25000%
                     --------------------------------------------------------------------------------
       Total                        283,123.22        453,015.31       535,916.94         200,221.59
                     ================================================================================

E.   Net Loan Rates for Next Interest Period
     ---------------------------------------

                         Interest Period
     Series                Starting Date     Net Loan Rate
     ------------------------------------------------------
     Series 2004-1:
       2004-A1                 27-Apr-04               N/A
       2004-A2                 04-May-04               N/A
       2004-A3                 05-May-04               N/A
       2004-A4                 12-May-04               N/A
       2004-A5                 19-May-04               N/A
       2004-B1                 14-May-04               N/A

F.   Noteholders' Carry-Over Amounts - March, 2004
     ---------------------------------------------

                          Carry-Over                                            Carry-Over
                            Amounts,         Additions         Payments           Amounts,
     Series           Start of Month      During Month     During Month       End of Month
     --------------------------------------------------------------------------------------
     Series 2004-1:
       2004-A1                 $0.00             $0.00            $0.00              $0.00
       2004-A2                  0.00              0.00             0.00               0.00
       2004-A3                  0.00              0.00             0.00               0.00
       2004-A4                  0.00              0.00             0.00               0.00
       2004-A5                  0.00              0.00             0.00               0.00
       2004-B1                  0.00              0.00             0.00               0.00
                     ----------------------------------------------------------------------
       Total                    0.00              0.00             0.00               0.00
                     ======================================================================

G.   Noteholders' Accrued Interest on Carry-Over Amounts - March, 2004
     -----------------------------------------------------------------

                             Accrued          Interest         Interest            Accrued
                           Interest,           Accrued         Payments          Interest,
     Series           Start of Month      During Month     During Month       End of Month
     --------------------------------------------------------------------------------------
     Series 2004-1:
       2004-A1                 $0.00             $0.00            $0.00              $0.00
       2004-A2                  0.00              0.00             0.00               0.00
       2004-A3                  0.00              0.00             0.00               0.00
       2004-A4                  0.00              0.00             0.00               0.00
       2004-A5                  0.00              0.00             0.00               0.00
       2004-B1                  0.00              0.00             0.00               0.00
                     ----------------------------------------------------------------------
       Total                    0.00              0.00             0.00               0.00
                     ======================================================================

II.  Fund Information
     ----------------

A.   Reserve Funds - March, 2004
     ---------------------------

                                                                                                                            Amount
                                                                                                                -------------------
         Balance, Start of Month ...........................................................................         $6,930,000.00
         Additions During Month (From Issuance of Notes) ...................................................                  0.00
         Less Withdrawals During Month .....................................................................                  0.00
                                                                                                                -------------------
         Balance, End of Month .............................................................................         $6,930,000.00
                                                                                                                ===================


B.       Capitalized Interest Accounts - March, 2004
         -------------------------------------------

                                                                                                                            Amount
                                                                                                                -------------------
         Balance, Start of Month ...........................................................................         $  925,048.00
         Additions During Month (From Issuance of Notes) ...................................................                  0.00
         Less Withdrawals During Month .....................................................................          (367,481.83)
                                                                                                                -------------------
         Balance, End of Month .............................................................................         $  557,566.17
                                                                                                                ===================

C.    Acquisition Accounts - March, 2004
      ----------------------------------
                                                                                    Amount
                                                                        ------------------
      Balance, Start of Month .......................................   $    26,591,682.45
      Additions During Month:
        Acquisition Funds from Note Issuance ........................                 0.00
        Recycling from Surplus Funds ................................                 0.00
      Less Withdrawals for Initial Purchase of Eligible Loans:
        Principal Acquired ..........................................                 0.00
        Accrued Income ..............................................                 0.00
        Premiums and Related Acquisition Costs ......................                 0.00
      Less Withdrawals for Eligible Loans:
        Total Principal Acquired ....................................        (5,029,911.35)
        Accrued Interest Acquired ...................................                 0.00
        Origination Fees Charged ....................................             2,034.27
        Premiums and Related Acquisition Costs ......................           (90,108.51)
                                                                        ------------------
        Net Costs of Loans Acquired .................................        (5,117,985.59)
                                                                        ------------------
      Balance, End of Month .........................................   $    21,473,696.86
                                                                        ==================

D.    Alternative Loan Guarantee Accounts - March, 2004
      -------------------------------------------------
                                                                                    Amount
                                                                        ------------------
      Balance, Start of Month .......................................   $     1,932,925.76
      Additions During Month (Initial Purchase of Student Loans) ....                 0.00
      Guarantee Fees Received (Refunded) During Month ...............                 9.98
      Interest Received During Month ................................               918.10
      Other Additions (Transfers) During Month ......................                 0.00
      Less Withdrawals During Month for Default Payments ............                 0.00
                                                                        ------------------
      Balance, End of Month .........................................   $     1,933,853.84
                                                                        ==================

E.    Revenue Fund Income Accounts - March, 2004
      ------------------------------------------
                                                                                    Amount
                                                                        ------------------
      Balance, Start of Month .......................................   $     4,257,433.70
      Student Loan Collections ......................................        10,894,017.23
      Investment Earnings Received ..................................            17,173.58
      Government Interest and Special Allowance Received ............                 0.00
      Sweep of Student Loan Collections From Prior Month ............        (6,724,376.17)
                                                                        ------------------
      Balance, End of Month .........................................   $     8,444,248.34
                                                                        ==================

F.    Surplus Accounts - March, 2004
      ------------------------------
                                                                                    Amount
                                                                        ------------------
      Balance, Start of Month .......................................   $             0.00
      Transfers In ..................................................         5,749,753.50
      Transfers Out .................................................                 0.00
      Other Changes During Month ....................................                 0.00
                                                                        ------------------
      Balance, End of Month .........................................   $     5,749,753.50
                                                                        ==================

III.  Student Loan Information
      ------------------------

A.    Student Loan Principal Outstanding - March, 2004
      ------------------------------------------------
                                                                                    Amount
                                                                        ------------------
      Balance, Start of Month .......................................   $   405,629,190.87
      Initial Purchase of Eligible Loans ............................                 0.00
      Loans Purchased / Originated ..................................         5,029,911.35
      Capitalized Interest ..........................................           307,235.56
      Less Principal Payments Received ..............................        (9,141,649.74)
      Less Defaulted Alternative Loans Transferred ..................                 0.00
      Less Sale of Loans ............................................                 0.00
      Other Increases (Decreases) ...................................           (24,215.82)
                                                                        ------------------
      Balance, End of Month .........................................   $   401,800,472.22
                                                                        ==================

B.    Composition of Student Loan Portfolio as of March 31, 2004
      ----------------------------------------------------------

                                                                                                 Amount
                                                                                         --------------
      Aggregate Outstanding Principal Balance ...............................           $401,800,472.22
      Number of Borrowers ...................................................                    62,908
      Average Outstanding Principal Balance Per Borrower ....................           $         6,387
      Number of Loans (Promissory Notes) ....................................                   122,348
      Average Outstanding Principal Balance Per Loan ........................           $         3,284
      Weighted Average Interest Rate ........................................                      3.35%

C.    Distribution of Student Loan Portfolio by Loan Type as of March 31, 2004
      ------------------------------------------------------------------------

                                                                         Outstanding
                                                                           Principal
      Loan Type                                                              Balance            Percent
      -------------------------------------------------------------------------------------------------
      Stafford - Subsidized ................................      $   152,325,725.71               37.9%
      Stafford - Unsubsidized ..............................          129,603,551.52               32.3%
      Stafford - Nonsubsidized .............................                1,526.18                0.0%
      PLUS .................................................           22,879,897.94                5.7%
      SLS ..................................................                5,352.18                0.0%
      Consolidation ........................................           51,676,734.85               12.9%
      Alternative ..........................................           45,307,683.84               11.3%
                                                                  -------------------------------------
      Total ................................................      $   401,800,472.22              100.0%
                                                                  =====================================

D.    Distribution of Student Loan Portfolio by Interest Rate as of March 31,
      -----------------------------------------------------------------------
      2004
      ----

                                                                         Outstanding
                                                                           Principal
      Interest Rate                                                          Balance            Percent
      -------------------------------------------------------------------------------------------------
      Less Than 3.00% ......................................      $   180,654,390.84               45.0%
      3.00% to 3.49% .......................................      $   139,196,700.52               34.6%
      3.50% to 3.99% .......................................      $    22,550,163.52                5.6%
      4.00% to 4.49% .......................................      $    35,184,133.54                8.8%
      4.50% to 4.99% .......................................      $     1,718,573.24                0.4%
      5.00% to 5.49% .......................................      $    15,473,696.74                3.9%
      5.50% to 5.99% .......................................      $       405,430.75                0.1%
      6.00% to 6.49% .......................................      $     2,688,748.20                0.7%
      6.50% to 6.99% .......................................      $       332,914.24                0.1%
      7.00% to 7.49% .......................................      $     2,379,797.55                0.6%
      7.50% to 7.99% .......................................      $        76,661.09                0.0%
      8.00% to 8.49% .......................................      $       300,118.33                0.1%
      8.50% or Greater .....................................      $       839,143.66                0.2%
                                                                  -------------------------------------
      Total ................................................      $   401,800,472.22              100.0%
                                                                  =====================================

E.    Distribution of Student Loan Portfolio by Borrower Payment Status as of
      -----------------------------------------------------------------------
      March 31, 2004
      --------------

                                                                         Outstanding
                                                                           Principal
      Borrower Payment Status                                                Balance            Percent
      -------------------------------------------------------------------------------------------------
      School ...............................................      $   151,148,529.64               37.6%
      Grace ................................................           32,612,108.51                8.1%
      Repayment ............................................          169,402,435.26               42.2%
      Deferment ............................................           38,367,509.82                9.5%
      Forbearance ..........................................           10,269,888.99                2.6%
                                                                  -------------------------------------
      Total ................................................      $   401,800,472.22              100.0%
                                                                  =====================================

F.       Distribution of Student Loan Portfolio by Delinquency Status as of
         ------------------------------------------------------------------
         March 31, 2004
         --------------

                                                                                        Percent by Outstanding Balance
                                                                          ----------------------------------------------------------
                                                             Outstanding                        Excluding
                                                               Principal                     School/Grace               All Loans in
         Delinquency Status                                      Balance                     Status Loans                  Portfolio
         ---------------------------------------------------------------------------------------------------------------------------
         31 to 60 Days ..........................         $ 7,543,015.34                             3.5%                       1.9%
         61 to 90 Days ..........................           6,139,903.74                             2.8%                       1.5%
         91 to 120 Days .........................           8,272,001.47                             3.8%                       2.1%
         121 to 180 Days ........................           3,787,815.39                             1.7%                       0.9%
         181 to 270 Days ........................           1,720,404.44                             0.8%                       0.4%
         Over 270 Days ..........................             251,873.53                             0.1%                       0.1%
         Claims Filed, Not Yet Paid .............             206,448.58                             0.1%                       0.1%
                                                   ---------------------------------------------------------------------------------
         Total ..................................         $27,921,462.49                            12.8%                       6.9%
                                                   =================================================================================

G.       Distribution of Student Loan Portfolio by Guarantee Status as of
         ----------------------------------------------------------------
         March 31, 2004
         --------------

                                                                                              Outstanding
                                                                                                Principal
         Guarantee Status                                                                         Balance                    Percent
         ---------------------------------------------------------------------------------------------------------------------------
         FFELP Loan Guaranteed 100% ..................................................   $     111,650.44                       0.0%
         FFELP Loan Guaranteed 98% ...................................................     356,381,137.94                      88.7%
         Alternative Loans Non-Guaranteed ............................................      45,307,683.84                      11.3%
                                                                                         -------------------------------------------
         Total .......................................................................   $ 401,800,472.22                     100.0%
                                                                                         ===========================================

H.       Distribution of Student Loan Portfolio by Guarantee Agency as of
         ----------------------------------------------------------------
         March 31, 2004
         --------------

                                                                                              Outstanding
                                                                                                Principal
         Guarantee Agency                                                                         Balance                    Percent
         ---------------------------------------------------------------------------------------------------------------------------
         Education Assistance Corporation ............................................    $250,918,724.05                      62.4%
         Great Lakes Higher Education Corporation ....................................      67,171,392.93                      16.7%
         California Student Aid Commission ...........................................               0.00                       0.0%
         Student Loans of North Dakota ...............................................       4,258,191.55                       1.1%
         Texas GSLC ..................................................................               0.00                       0.0%
         Pennsylvania Higher Education Assistance Agency .............................          32,275.58                       0.0%
         United Student Aid Funds, Inc ...............................................       1,606,488.48                       0.4%
         Other Guarantee Agencies ....................................................      32,505,715.79                       8.1%
         Alternative Loans Non-Guaranteed ............................................      45,307,683.84                      11.3%
                                                                                         -------------------------------------------
         Total .......................................................................    $401,800,472.22                     100.0%
                                                                                         ===========================================

I.       Fees and Expenses Accrued For / Through March, 2004
         ----------------------------------------------------

                                                                                       For The 3
                                                                                    Months Ended
                                                      March, 2004                 March 31, 2004
                                               -------------------------------------------------
         Servicing Fees ......................        $301,109.59                    $500,668.14
         Treas Mgmt / Lockbox Fees ...........               0.00                           0.00
         Indenture Trustee Fees ..............           9,625.00                       9,625.00
         Broker / Dealer Fees ................          60,935.42                      60,935.42
         Auction Agent Fees ..................           5,967.51                       9,896.27
         Other Permitted Expenses ............               0.00                           0.00
                                               -------------------------------------------------
         Total ...............................        $377,637.52                    $581,124.83
                                               =================================================

J.       Ratio of Assets to Liabilities as of March 31, 2004
         ---------------------------------------------------

                                                                                                 Amount
                                                                                ------------------------
         Total Indenture Assets ............................................    $         463,358,977.90
         Total Indenture Liabilities .......................................              462,445,055.32
                                                                                ------------------------
         Ratio .............................................................                      100.20%
                                                                                ========================

K.       Senior and Subordinate Percentages as of March 31, 2004
         -------------------------------------------------------

                                                                                                 Amount
                                                                                ------------------------
         Aggregate Values ..................................................    $         463,355,664.20
                                                                                ========================
         Senior Notes Outstanding Plus Accrued Interest ....................              419,681,037.55
                                                                                ========================
         All Notes Outstanding Plus Accrued Interest .......................              462,200,221.52
                                                                                ========================
         Dividend Prerequisites:
           Senior Percentage (Requirement = 112%) ..........................                      110.41%
                                                                                ========================
           Subordinate Percentage (Requirement = 102%) .....................                      100.25%
                                                                                ========================
           Available for Dividend - Excess (Shortage)
             Over Dividend Prerequisites ...................................              ($8,088,561.75)
                                                                                ========================